EXHIBIT 10.4



                             THE
                ANNTAYLOR STORES CORPORATION


              2000 STOCK OPTION AND RESTRICTED
                      STOCK AWARD PLAN




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                       Table of Contents
                       -----------------



Section                                                    Page
-------                                                    ----

1.  Purpose...................................................1
    -------

2.  Definitions...............................................1
    -----------

3.  Administration............................................2
    --------------

4.  Eligibility...............................................3
    -----------

5.  Stock.....................................................4
    -----

6.  Terms and Conditions of Options...........................4
    -------------------------------

7.  Terms and Conditions of Restricted Stock Awards...........8
    -----------------------------------------------

8.  Agreement by Grantee Regarding Withholding Taxes..........9
    ------------------------------------------------

9.  Term of Plan.............................................10
    ------------

10.  Amendment and Termination of the Plan...................10
     -------------------------------------

11.  No Approval of Stockholders.............................10
     ---------------------------

12.  Miscellaneous...........................................10
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

                     List of Defined Terms
                     ---------------------


                                                           Page
                                                           ----

Acceleration Event............................................7
Board.........................................................2
Cause.........................................................1
Code..........................................................1
Committee.....................................................2
Common Stock..................................................1
Corporation...................................................1
Disability....................................................1
Executive Officer.............................................2
Fair Market Value.............................................2
Grantee.......................................................2
Grants........................................................3
Incentive Stock Option........................................1
Nonqualified Stock Options....................................1
Option........................................................2
Option Agreements.............................................3
Option Price..................................................3
Optionee......................................................4
Restricted Award Agreements...................................3
Restricted Period.............................................8
Restricted Share..............................................2
Restricted Stock Awards.......................................2
Subsidiary Corporation........................................2


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               THE ANNTAYLOR STORES CORPORATION
                       2000 STOCK OPTION
                AND RESTRICTED STOCK AWARD PLAN



1.    Purpose.
      --------


           This 2000 Stock Option and Restricted Stock Award

Plan is intended to encourage stock ownership by eligible

employees of AnnTaylor Stores Corporation (the

"Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees to remain in the employ of the Corporation, its divisions and

Subsidiary Corporations, and to put forth maximum efforts for the success of the business.  It is further intended that no

Option granted pursuant to this Plan shall constitute an

"incentive stock option" ("Incentive Stock Option") within

the meaning of Section 422 of the Internal Revenue Code of

1986, as amended ("Code"), and all Options so granted shall

constitute "nonqualified stock options" ("Nonqualified Stock

Options").




2.    Definitions.
      -----------

           As used in this Plan, the following words and

phrases shall have the meanings indicated:



      (a)  "CAUSE" used in connection with the termination of

employment of a Grantee shall mean a termination of

employment of the Grantee by the Corporation or a division or

Subsidiary Corporation due to (i) the failure to render

services to the employer corporation in accordance with the

terms of such Grantee's employment, which failure amounts to a material neglect of such Grantee's duties to the employer

corporation, (ii) the commission by the Grantee of an act of fraud, misappropriation (including the unauthorized

disclosure of confidential or proprietary information) or

embezzlement, or (iii) a conviction of or guilty plea or

confession to any felony.



      (b) "COMMON STOCK" shall mean shares of the

Corporation's Common Stock, par value $.0068 per share.



      (c)  "DISABILITY" shall mean a Grantee's inability to

engage in any substantial gainful activity by reason of any

medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be

expected to last for a continuous period of not less than

twelve (12) months.



      (d)  "EXCHANGE ACT" shall mean the Securities Exchange

Act of 1934, as amended.

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      (e)  "EXECUTIVE OFFICER" shall have the meaning set

forth in Rule 16a-1(f) promulgated under the Exchange Act.



      (f)  "FAIR MARKET VALUE" per share as of a particular

date shall mean (i) the closing sales price per share of

Common Stock as reported on the New York Stock Exchange (or

if the shares of Common Stock are not then traded on such

exchange, on the principal national securities exchange on

which they are then traded) for the last preceding date on

which there was a sale of such Common Stock on such exchange,

or (ii) if the shares of Common Stock are not then traded on a national securities exchange but are traded on an

over-the-counter market, the average of the closing bid and

asked prices for the shares of Common Stock in such

over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or

(iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may

determine.



      (g)  "GRANTEE" shall mean a person to whom an Option or

Restricted Stock Award has been granted.



      (h)  "OPTION" shall mean the right, granted to a Grantee

pursuant to Section 3, to purchase a specified number of

shares of Common Stock, on the terms and subject to the

restrictions set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.



      (i)  "RESTRICTED SHARE" shall mean a share of Common

Stock, awarded to a Grantee pursuant to Section 3, that is

subject to the terms and restrictions set forth in this Plan and by the Committee upon the award of the Restricted Share

to the Grantee.



      (j)  "SUBSIDIARY CORPORATION" shall mean any corporation

(other than the Corporation) in an unbroken chain of

corporations beginning with the employer corporation if, at

the time of granting an Option or Restricted Stock Award,

each of the corporations other than the last corporation in

the unbroken chain owns stock possessing fifty percent (50%)

or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



3.    Administration.
      --------------

           The Plan shall be administered by the Compensation

Committee (the "Committee") of the Board of Directors of the

Corporation (the "Board").  The Committee shall consist of

two or more members of the Board.



           The Committee shall have the authority in its

discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to

exercise all the powers and authorities either specifically

granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation,

the authority to grant Options and make awards of Restricted


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Shares ("Restricted Stock Awards" and sometimes collectively with the grant of Options, "Grants"); to determine the

purchase price of the shares of Common Stock covered by each

Option (the "Option Price"); to determine the persons to

whom, and the time or times at which, Options and Restricted

Stock Awards shall be granted; to determine the number of

shares to be covered by each Option; and to determine the

number of Restricted Shares to be covered by each Restricted

Stock Award; to interpret the Plan; to prescribe, amend and

rescind rules and regulations relating to the Plan; to

determine the terms and provisions of the agreements (which

need not be identical) entered into in connection with grants of Options ("Option Agreements") and Restricted Stock Awards

("Restricted Award Agreements"); and to make all other

determinations deemed necessary or advisable for the

administration of the Plan.



           The determinations of the Committee shall be

binding and conclusive on all parties.  The Committee may

delegate to one or more of its members or to one or more

agents such administrative duties as it may deem advisable,

and the Committee or any person to whom it has delegated

duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or

such person may have under the Plan.  The Committee shall

have the authority in its discretion to delegate to specified officers of the Corporation the power to make Grants,

including to determine the terms of such Grants, and the

power to extend the exercisability of Options pursuant to

Section 6(h) or 6(g) hereof, in each case consistent with the terms of this Plan and subject to such restrictions, if any,

as the Committee may specify when making such delegation.



           The Board shall fill all vacancies, however caused,

in the Committee.  The Board may from time to time appoint

additional members to the Committee, and may at any time

remove one or more Committee members and substitute others.

One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such

times and places as it shall deem advisable.  All

determinations of the Committee shall be made by a majority

of its members either present in person or participating by

conference telephone at any meeting or by written consent.

The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.



           No member of the Board or Committee shall be liable

for any action taken or determination made in good faith with respect to the Plan or any Grant made hereunder.



4.  Eligibility.
    -----------

           Options and Restricted Stock Awards may be granted

to employees of the Corporation or its present or future

divisions and Subsidiary Corporations who are not Executive

Officers.  In determining the persons to whom Options and

Restricted Stock Awards shall be granted and the number of

shares to be covered by each Option, and the number of

Restricted Shares to be covered by each Restricted Stock

Award, the Committee shall take into account the duties of

the respective persons, their present and potential

contributions to the success of the Corporation and such

other factors as the Committee shall deem relevant in

connection with accomplishing the purpose of the Plan.  A


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person to whom an Option has been granted hereunder is

sometimes referred to herein as an "Optionee."



           A Grantee shall be eligible to receive more than

one Grant during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.



5.     Stock.
       -----

           The shares of Common Stock subject to Options and

Restricted Stock Awards hereunder shall be shares that are

held by the Corporation as treasury shares.   Subject to the

next sentence of this paragraph, the aggregate number of

shares of Common Stock as to which Options and Restricted

Stock may be granted from time to time under this Plan shall not exceed 1,000,000, of which no more than 250,000 may be

granted as Restricted Stock.  The limitations established by the preceding sentences shall be subject to adjustment as

provided in Section 6(i) hereof.



           If any shares subject to an Option Grant or

Restricted Stock Award are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires

without a distribution of shares to the Grantee, the shares

of Common Stock with respect to such Grant shall, to the

extent of any such forfeiture, cancellation, exchange,

surrender, termination or expiration, again be available for

Grants under the Plan.



6.    Terms and Conditions of Options.
      -------------------------------


           Each Option granted pursuant to the Plan shall be

evidenced by a written Option Agreement between the

Corporation and the Optionee, which agreement shall comply

with and be subject to the following terms and conditions

(and with such other terms and conditions not inconsistent

with the terms of this Plan as the Committee, in its

discretion, shall establish):



           (a)  NUMBER OF SHARES.  Each Option Agreement shall

state the number of shares of Common Stock to which the

Option relates.



           (b)  TYPE OF OPTION.  Each Option Agreement shall

specifically state that no portion of the Option constitutes an Incentive Stock Option and the entire Option constitutes a

Nonqualified Stock Option.



           (c)  OPTION PRICE.  Each Option Agreement shall

state the Option Price, which shall be not less than one

hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of

the Option.  The Option Price shall be subject to adjustment as provided in Section 6(i) hereof.  The date on which the

Committee adopts a resolution expressly granting an Option

shall be considered the day on which such Option is granted,

unless such resolution expressly provides for a specific

later date.

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           (d)  MEDIUM AND TIME OF PAYMENT.  The Option Price

shall be paid in full, at the time of exercise, (i) in cash,

(ii) in shares of Common Stock having a Fair Market Value

equal to such Option Price, or (iii) in a combination of cash and shares or (iv) in the sole discretion of the Committee,

through a cashless exercise procedure involving a broker,

provided that such method and time for payment shall be

permitted by and be in compliance with applicable law.



           (e)  TERM AND EXERCISE OF OPTIONS.  Except as

provided in Section 6(i) hereof or unless otherwise

determined by the Committee, the shares covered by an Option shall become exercisable over such period, in cumulative

installments or otherwise, or upon the satisfaction of such

performance goals or other conditions, as the Committee shall determine; provided, however, that the Committee shall have
           --------  -------
the authority to accelerate the exercisability of all or any portion of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems

appropriate, and provided further, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option.  The exercise period shall be subject to

earlier termination as provided in Sections 6(f) and 6(g)

hereof.  An Option may be exercised, as to any or all full

shares of Common Stock as to which the Option has become

exercisable, by giving written notice of such exercise to the

Committee; provided, however, that an Option may not be
           --------  -------
exercised at any one time as to fewer than 100 shares (or

such number of shares as to which the Option is then

exercisable if such number of shares is less than 100).



           (f)  TERMINATION.  Except as provided in this

Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless the Optionee is then in the employ of the

Corporation or one of its divisions or Subsidiary

Corporations, and unless the Optionee has remained

continuously so employed since the date of grant of the

Option.

           In the event that the employment of an Optionee

shall terminate other than by reason of death, Disability or

Retirement, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised or canceled,

terminate immediately upon such separation of employment;

provided, however, that the Committee may in its discretion
--------  -------
extend the period for exercise of Options that were

exercisable at the time of separation of employment to a date later than such separation date, but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(a) hereof.



           Nothing in the Plan or in any Option granted

pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its

divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or

Subsidiary Corporation to terminate such employment.



           (g)  DEATH, DISABILITY OR RETIREMENT OF OPTIONEE.

If an Optionee shall die while employed by the Corporation or a Subsidiary Corporation, or if the Optionee's employment

shall terminate by reason of Disability or Retirement, all

Options theretofore granted to such Optionee, to the extent

exercisable on the date of death or separation, may be

exercised by the Optionee or by the Optionee's estate or by a


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person who acquired the right to exercise such Option by

bequest or inheritance or otherwise by reason of the death or

Disability of the Optionee, at any time within three (3)

years after the date of death or termination by reason of

Disability or Retirement, or at such later time as the

Committee may in its discretion determine, but in any event

not beyond the date on which the Option would otherwise

expire pursuant to Section 6(e) hereof.



           (h)  NONTRANSFERABILITY OF OPTIONS.  Options

granted under the Plan shall not be transferable otherwise

than by will or by the laws of descent and distribution, and

Options may be exercised, during the lifetime of the Options,

only by the Optionee or by his guardian or legal

representative.



           (i)  EFFECT OF CERTAIN CHANGES.


                (1)   If there is any change in the shares of

      Common Stock through the declaration of stock dividends,

      distributions made with respect to shares of Common

      Stock, recapitalizations, restructurings, stock splits,

      or combinations or exchanges of such shares, or the

      like, then the number of shares of Common Stock or other

      securities available for Options, the kind and amount of

      shares and other securities covered by outstanding

      Options, and/or the Option Price, as appropriate, shall

      be adjusted as necessary to reflect equitably such

      change in the shares of Common Stock; provided, however,
                                            --------  -------
      that any fractional shares resulting from such

      adjustment shall be eliminated.



                (2) If, while unexercised Options remain

      outstanding under the Plan:



                     (A) any "person" (as such term is used in

           Sections 13(d) and 14(d) of the Exchange Act),

           other than the Corporation, any person who on the

           date hereof is a director or officer of the

           Corporation, any trust or other fiduciary holding

           securities under an employee benefit plan of the

           Corporation, or any corporation owned, directly or

           indirectly, by the stockholders of the Corporation

           in substantially the same proportions as their

           ownership of stock of the Corporation, is or

           becomes the "beneficial owner" (as defined in Rule

           13d-3 under the Exchange Act), directly or

           indirectly, of securities of the Corporation

           representing 20% or more of the combined voting

           power of the Corporation's then outstanding

           securities;



                     (B) during any period of not more than

           two consecutive years, individuals who at the

           beginning of such period constitute the Board, and

           any new director (other than a director designated

           by a person who has entered into an agreement with

           the Corporation to effect a transaction described

           in clause (A) or (C) of this Section 7(i)(2)) whose

           election by the Board or nomination for election by

           the Corporation's stockholders was approved by a

           vote of at least two-thirds (2/3) of the directors

           then still in office who either were directors at

           the beginning of the period or whose election or


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           nomination for election was previously so approved,

           cease for any reason to constitute at least a

           majority thereof; or



                     (C)  the stockholders of the Corporation

           approve a merger or consolidation of the

           Corporation with any other entity other than a

           merger or consolidation which would result in the

           voting securities of the Corporation outstanding

           immediately prior thereto continuing to represent

           (either by remaining outstanding or by being

           converted into voting securities of the surviving

           entity) more than 80% of the combined voting power

           of the voting securities of the Corporation or such

           surviving entity outstanding immediately after such

           merger or consolidation, or the stockholders of the

           Corporation approve a plan of complete liquidation

           of the Corporation or an agreement for the sale or

           disposition by the Corporation of all or

           substantially all of the Corporation's assets



      (each, an "Acceleration Event"), then all Options not

      theretofore exercisable by their terms shall become

      exercisable in full.  Following the Acceleration Event,

      the Committee shall provide for the cancellation of all

      Options then outstanding.  Upon such cancellation, the

      Corporation shall make, in exchange therefor, a cash

      payment for any such Option in an amount per share equal

      to the difference between the per share exercise price

      of such Option and the Fair Market Value of a share of

      Common Stock on the date during the prior sixty-day

      period that produces the highest Fair Market Value.



                (3)  In the event of a change in the Common

      Stock of the Corporation as presently constituted which

      is limited to a change of all of its authorized shares

      with par value into the same number of shares with a

      different par value or without par value, the shares

      resulting from any such change shall be deemed to be the

      Common Stock within the meaning of the Plan.



                (4)  The foregoing adjustments shall be made

      by the Committee, whose determination in that respect

      shall be final, binding and conclusive.



                (5)  Except as hereinbefore expressly provided

      in this Section 6(i), the Optionee shall have no rights

      by reason of any subdivision or consolidation of shares

      of stock of any class or the payment of any stock

      dividend or any other increase or decrease in the number

      of shares of stock of any class or by reason of any

      dissolution, liquidation, merger, or consolidation or

      spin-off of assets or stock of another corporation; and

      any issue by the Corporation of shares of stock of any

      class, or securities convertible into shares of stock of

      any class, shall not affect, and no adjustment by reason

      thereof shall be made with respect to, the number or

      price of shares of Common Stock subject to the Option.

      The grant of an Option pursuant to the Plan shall not

      affect in any way the right or power of the Corporation

      to make adjustments, reclassifications, reorganizations

      or changes of its capital or business structures or to


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      merge or to consolidate or to dissolve, liquidate or

      sell, or transfer all or part of its business or assets.



           (j)  RIGHTS AS A STOCKHOLDER.  An Optionee or a

transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the

date of the issuance of a stock certificate for such shares.

No adjustment shall be made for dividends (ordinary or

extraordinary, whether in cash, securities or other property)

or distribution of other rights for which the record date it,

prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.



           (k)  OTHER PROVISIONS.  The Option Agreements

authorized under the Plan shall contain such other

provisions, including without limitation the imposition of

restrictions upon the exercise of an Option, as the Committee shall deem advisable.



7.    Terms and Conditions of Restricted Stock Awards.
      -----------------------------------------------

           Each Restricted Stock Award granted under the Plan

shall be evidenced by a written Restricted Award Agreement

between the Corporation and the Grantee, which agreement

shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not

inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):



           (a)  NUMBER OF SHARES.  The Committee shall

determine the number of Restricted Shares to be awarded to a

Grantee pursuant to the Restricted Stock Award.



           (b)  NONTRANSFERABLITY.  Except as set forth in

subsections (f) and (g) of this Section 7, a Grantee may not sell, assign, transfer, pledge, hypothecate or otherwise

dispose of any Restricted Shares awarded to said Grantee

under this Plan, or any interest therein, except by will or

the laws of descent and distribution, for a period of five

years, or such shorter period as the Committee shall

determine, from the date on which the award is granted.  The

Committee may also in its discretion impose such other

restrictions and conditions on Restricted Shares awarded as

it deems appropriate.  In determining that Restricted Period of an award, the Committee may provide that the restrictions shall lapse with respect to specified percentages of the

awarded shares on successive, anniversaries of the date of

such award or upon the satisfaction of such other conditions as the Committee may impose.  In no event shall the

Restricted Period end with respect to a Restricted Stock

Award prior to the satisfaction by the Grantee of any

liability arising under Section 8 hereof.  Any attempt to

dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.  The period during which such restrictions on transfer, and such

other restrictions as the Committee may impose, are in effect is referred to as the "Restricted Period".



           (c)  CERTIFICATES REPRESENTING RESTRICTED SHARES.

The Corporation shall not be required to issue stock

certificates representing Restricted Shares awarded to a

Grantee until the Restricted Period related to such shares

has lapsed.  If any stock certificates representing


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


Restricted Shares awarded pursuant to a Restricted Stock

Award are issued prior to the lapse of the Restricted Period,

such stock certificate shall bear an appropriate legend

referring to such restrictions.  Such certificates may be

retained by the Corporation during the Restricted Period.




           (d)  TERMINATION.  If the Grantee's continuous

employment with the Corporation or any of its divisions or

Subsidiary Corporations shall terminate for any reason prior to the expiration of the Restricted Period applicable to any

Restricted Shares granted to such Grantee, or prior to the

satisfaction of any other conditions established by the

Committee applicable to such Grant, any such Restricted

Shares then remaining subject to restrictions (after taking

into account the provisions of subsections (f) and (g) of

this Section 7) shall thereupon be forfeited by the Grantee

and any such Restricted Shares shall be transferred to, and

reacquired by, the Corporation or its Subsidiary Corporation at no cost to the Corporation of the Subsidiary Corporation.

In such event, the Grantee, or in the event of his death, his personal representative, shall, with respect to any such

shares, forthwith deliver to the Secretary of the Corporation any stock certificates in the possession of the Grantee or

the Grantee's representative representing the Restricted

Shares remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be

required by the Secretary of the Corporation.



           (e)  RIGHTS AS A STOCKHOLDER.  Upon receipt by a

Grantee of a Restricted Stock Award, the Grantee shall

possess all incidents of ownership of the Restricted Shares

(subject to subsection (b) of this Section 7), including the right to receive or reinvest dividends with respect to such

shares and to vote such shares.



           (f)  EFFECT OF CERTAIN CHANGES.  The number of

Restricted Shares subject to a Grant shall be appropriately

adjusted by the Committee in the event of any change in the

shares of Common Stock set forth in Section 6(i)(1).  Upon

the occurrence of an Acceleration Event, as defined in

Section 6(i)(2), all restrictions then outstanding with

respect to a Restricted Stock Award shall automatically

expire and be of no further force and effect.



           (g)  OTHER PROVISIONS.  The Committee shall have

the authority (and the Restricted Award Agreement may so

provide) to cancel all or any portion of any outstanding

restrictions and conditions prior to the expiration of the

Restricted Period with respect to all or part of a Restricted

Stock Award on such terms and conditions as the Committee may deem appropriate.  The Restricted Award Agreements authorized under this Plan shall contain such other provisions not

inconsistent with the terms hereof as the Committee shall

deem advisable.



8.    Agreement by Grantee Regarding Withholding Taxes.
      ------------------------------------------------

           When a Grantee or other person becomes entitled to

receive shares of Common Stock pursuant to the exercise of an

Option or upon the lapse of restrictions relating to a

Restricted Stock Award, the Corporation shall have the right


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to require the Grantee or such other person to pay to the

Corporation the minimum amount of any taxes that the

Corporation may be required to withhold before delivery to

such Grantee or other person of a certificate or certificates representing such shares.



           Unless otherwise prohibited by the Committee or by

applicable law, a Grantee may satisfy any such withholding

tax obligation by any of the following methods, or by a

combination of such methods:  (a) tendering a cash payment;

(b) authorizing the Corporation to withhold from the shares

of Common Stock otherwise issuable to such Grantee (or, in

the case of a Restricted Stock Award, from the shares with

respect to which the restrictions shall have lapsed) shares

having an aggregate Fair Market Value, determined as of the

date the withholding tax obligation arises, less than or

equal to the required minimum amount of the total withholding tax obligation; or (c) delivering to the Corporation

previously acquired shares of Common Stock (none of which

shares may be subject to any claim, lien, security interest,

community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature, whatsoever)

having an aggregate Fair Market Value, determined as of the

date the withholding tax obligation arises, less than or

equal to the amount of the total withholding tax obligation.



9.    Term of Plan.
      ------------

           The term of this Plan is ten (10) years from the

date the Plan was originally adopted by the Board.  No Option or Restricted Stock Award shall be granted pursuant to this

Plan later than March 10, 2010, but Options and Restricted

Stock Awards theretofore granted may extend beyond that date in accordance with their terms.



10.   Amendment and Termination of the Plan.
      -------------------------------------

           The Board may, at any time and from time to time,

suspend, terminate, modify or amend the Plan.  Except as

provided in Section 6 hereof, no suspension, termination,

modification or amendment of the Plan may adversely affect

any Grant previously made, unless the written consent of the

Grantee is obtained.



11.   No Approval of Stockholders.
      ----------------------------

           The Plan shall take effect upon its adoption by the

Board of Directors and shall not be subject to the approval

of the holders of shares of Common Stock of the Corporation.




12.   Miscellaneous.
      -------------

           (a)  Effect of Headings.  The section and
                ------------------
subsection headings contained herein are for convenience only and shall not affect the construction hereof.


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


           (b)  Compliance with Legal Requirements.  The Plan
                ----------------------------------
and the other obligations of the Corporation under the Plan

and any agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock under any Grant as the

Corporation may consider appropriate, and may require any

Grantee to make such representations and furnish such

information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with

applicable laws, rules and regulations.



           (c)  No Right To Continued Employment.  Nothing in
                --------------------------------
the Plan or in any agreement entered into pursuant hereto

shall confer upon any Grantee the right to continue in the

employ of the Corporation or any of its divisions or

Subsidiary Corporations, to be entitled to any remuneration

or benefits not set forth in the Plan or such agreement or to interfere with or limit in any way the right of the

Corporation or such division or Subsidiary Corporation to

terminate such Grantee's employment.



           (d)  Grantee Rights.  No Grantee shall have any
                --------------
claim to be made any Grant under the Plan, and there is no

obligation for uniformity of treatment for Grantees.  Except as provided specifically herein, a Grantee or a transferee of a Grant shall have no rights as a stockholder with respect to any shares covered by any Grant until the date of the

issuance of a stock certificate for such shares.



           (e)  Beneficiary.  A Grantee may file with the
                -----------
Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to

time, amend or revoke such designation.  If no designated

beneficiary survives the Grantee, the executor or

administrator of the Grantee's estate shall be deemed to be

the Grantee's beneficiary.



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